U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  March 10, 2004


                           HENGEST INVESTMENTS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-49978
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

            P.O. Box 1947, Noosa Heads, Queensland 4567, Australia
              (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (61-7) 5474-0492

            244 Fifth Avenue, #W219, New York, New York 10001-7604 (Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On March 10, 2004, T. Chong Weng ("TC Weng"), the sole shareholder of Hengest Investments, Inc. ("Hengest," "Company," or "Registrant"), entered into a Share Purchase Agreement with Meridian Pacific Investments HK Ltd. ("Meridian") pursuant to which Meridian acquired 2,240,000 shares owned by TC Weng on March 10, 2004 (the "Closing date"). The total consideration paid by Meridian for the shares was US$35,000. Meridian used working capital funds to purchase the Hengest shares. Before to this transaction there was no relationship between Meridian and the Company or TC Weng nor did Meridian own any securities of the Company. Meridian now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of Hengest nominated John R. Kennerley and Joseph A. Joyce to the Board of Directors and all former officers and directors resigned. John
R. Kennerley was then named  President  and Chief Executive Officer, and Joseph
A. Joyce as Secretary and Treasurer of the Company.

       Prior to the sale, Hengest had 2,240,000 shares of common stock outstanding.

       Copy of the Share Purchase Agreement reflecting the sale of the 2,240,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

       The following table sets forth, as of March 10, 2004, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

TITLE OF CLASS NAME AND ADDRESS OF                       AMOUNT AND PERCENT OF
               BENEFICIAL OWNER (1)                       NATURE OF  CLASS (2)
                                                         BENEFICIAL
                                                          OWNERSHIP
-------------- ----------------------------------------  ---------- ----------
Common Stock   Meridian Pacific Investments HK Ltd. (3)   2,240,000       100%
               P.O. Box 1947, Noosa Heads
               Queensland 4567, Australia

Common Stock   All Officers and Directors as a Group              0         0%
               (2 persons)

--------------

   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 2,240,000 shares issued and outstanding.
   (3) Meridian Pacific Investments HK Ltd. is majority owned and controlled by Graham J. Bristow.

ITEM 5. OTHER EVENTS

As a result of the transaction as described under Item 1 above, the Company has relocated its offices to P.O. Box 1947, Noosa Heads, Queensland 4567, Australia, and its new telephone number is (61-7) 5474-0492.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1 Agreement for the Purchase of Common Stock dated as of March 10, 2004, by and between Meridian Pacific Investments HK Ltd. and T. Chong Weng.

99.1 Resignation letter



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


HENGEST INVESTMENTS, INC.



By: /s/ John R. Kennerley                         Date: March 22, 2004
------------------------------------
Name:  John R. Kennerley
Title:  Director, President and CEO

                                                                    EXHIBIT 1.1

                           SHARE PURCHASE AGREEMENT

       THIS SHARE PURCHASE AGREEMENT made as of the _____ day of ____, 2004, by and between:

       T. CHONG WENG, with an address at 244 Fifth Avenue, W219, New York, New York 10001 USA ("SELLER");

       and

       MERIDIAN PACIFIC INVESTMENTS HK LTD., with an address at   ("PURCHASER").


                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of all the issued and outstanding shares of capital stock of HENGEST INVESTMENTS, INC., a Delaware corporation ("Corporation"), which Corporation has issued capital stock of 2,240,000 shares of common stock at $.0001 par value ("Shares"), as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase the Shares from Seller and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1.0 Transfer of Shares.

       SELLER hereby transfers and delivers 2,240,000 of his issued and outstanding shares in HENGEST to PURCHASER in consideration of THIRTY-FIVE THOUSAND AND 00/100 DOLLARS ($35,000.00) by wire transfer to an account to be specified by SELLER. Upon receipt of the consideration by T. CHONG WENG, SELLER will immediately forward 2,240,000 HENGEST shares to PURCHASER.

       2.0 Representations and Warranties of SELLER.

       SELLER hereby represents and warrants to PURCHASER that:

       2.1 Authority. SELLER has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms.

       2.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLER is a party or by which SELLER is bound.

       2.3 Title to SELLER'S shares in HENGEST. SELLER is the legal and beneficial owner of its shares in HENGEST and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

       3.0 Representations and Warranties of PURCHASER. PURCHASER hereby unconditionally represents and warrants to SELLER that:

       3.1 Authority. PURCHASER has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

       3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound.

       3.3 Rule 144 Restriction. PURCHASER hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       4.0 Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

       5.0 Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of New York.

       6.0 Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       7.0 Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       8.0 Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       9.0 Gender and Number. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

       10.0 Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       11.0 No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.




                               [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.



                                 By: _____________________________
                                 Name:  T. CHONG WENG



                                 MERIDIAN PACIFIC INVESTMENTS HK LTD.


                                 By: _____________________________
                                 Name:  Graham Bristow
                                 Title:  ___________________________

                                                                    EXHIBIT 99.1

                                   T.C. Weng
                            244 Fifth Avenue, W219
                       New York, New York 10001-7604 USA


March 10, 2004

Attn: Mr. Graham Bristow
c/o Meridian Pacific Investments HK Ltd.
Hengest Investments, Inc.
P.O. Box 1947, Noosa Heads
Queensland 4567, Australia

Dear Mr. Bristow:

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Hengest Investments, Inc., a Delaware corporation (the "Registrant").

My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,


/s/ T.C. Weng
-------------------------------
T.C. Weng